EXHIBIT 10.4

                             REGISTRATION AGREEMENT


        THIS REGISTRATION AGREEMENT (this "Agreement") is made as of the 15th day of July, 1996 by and between SYQUEST TECHNOLOGY, INC., a Delaware corporation ("SyQuest"), and WISRS (MALAYSIA) SDN. BHD., a Malaysia limited liability company ("WISRS").

          A. On the date hereof, SyQuest is issuing to WISRS a 6% convertible subordinated debenture (the "Debenture") which shall be convertible in part into shares of SyQuest Common Stock (the "Shares"); as contemplated by that certain Agreement, dated as of the date hereof, between SyQuest, SyQuest Technology, International and WISRS (the "Agreement").

          B. To induce WISRS to enter into the Agreement, SyQuest has undertaken to register for resale under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the Shares that may be acquired by WISRS. This Agreement sets forth the terms and conditions of such undertaking.

        SyQuest and WISRS covenant and agree as follows:

        1.   Definitions.  For purposes of this Agreement:

             (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC"); and

             (b) The term  "Registrable  Securities"  means (i) the Shares,  and
(ii) any Common Stock of SyQuest issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Shares.

        2. Effective Registration. Not later than ninety (90) days after the date hereof, SyQuest shall have an effective registration statement covering all Registrable Securities under the Securities Act or shall be pursuing effectiveness of such registration statement diligently and in good faith in the opinion of WISRS and SyQuest.

        3. Obligations of SyQuest. In connection with the registration of the Registrable Securities, SyQuest shall, as expeditiously as reasonably possible:

             (a) As soon as possible and in no event later than thirty (30) days after the date hereof use its best efforts to amend its registration statement filed with the Securities Exchange Commission on July 2, 1996 or if such amendment cannot be made, file a new registration statement within such thirty
(30) day period (in either case, the "Registration Statement") to add the Registrable Securities and use its best efforts to cause the Registration Statement to become effective as soon as practicable after the date of filing and keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the second anniversary of the date hereof, (ii) when all of the Shares have been sold or (iii) the date of repayment or satisfaction in full of the Debenture (the "Expiration Date"), which Registration Statement (including any amendments or supplements thereto and any prospectuses


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contained and any documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

             (b) Prepare and file with the SEC such amendments (including post effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective, complete and accurate at all times until the Expiration Date and comply with the provisions of the Securities Act and with the Securities Exchange Act of 1934, as amended (the "1934 Act") with respect to the disposition of all securities covered by the Registration Statement.

             (c) Furnish promptly to WISRS such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as WISRS may reasonably request in order to facilitate the disposition of Registrable Securities.

             (d) If exemptions are not available, use its best efforts to: (i) register and qualify the securities covered by the Registration Statement under the securities or Blue Sky laws of California and up to nine other states of the United States specified by WISRS; (ii) prepare and file in all such jurisdictions such amendments (including post effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the Expiration Date; and (iii) take all other actions necessary or advisable to enable the disposition of such securities in all such states, provided that SyQuest shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdiction or to provide any undertaking or make any change in its charter or bylaws which the Board of Directors of SyQuest determines in good faith to be contrary to the best interest of SyQuest and its stockholders.

             (e) In the event WISRS selects underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering. WISRS shall also enter into and perform the customary obligations of a selling shareholder under any such agreement.

             (f) Notify WISRS at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect (including the documents incorporated by reference therein), includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. SyQuest shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

             (g) Notify WISRS of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, or the initiation of any inquiry or investigation by the SEC, or the taking of any similar action by the securities regulators of any state or other jurisdiction. SyQuest will make every reasonable effort to prevent the issuance of any stop order or the taking of any similar action and, if any stop order is issued or similar action is taken, to obtain the lifting thereof at the earliest possible time.

             (h) Permit counsel for WISRS to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and state authorities, and not file any document in a form to which such counsel reasonably objects.


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             (i) In the event an  underwriter  is  utilized,  at the  request of
WISRS, furnish on the date that any Registrable Securities are first delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing SyQuest for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of SyQuest, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

             (j) Make available for inspection by WISRS, any underwriters participating in the offering and the counsel, accountants or other agents retained by WISRS or any such underwriter, all pertinent financial and other records, corporate documents and properties of SyQuest, and cause SyQuest's officers, directors and employees to supply all information reasonably requested by WISRS or any such underwriters in connection with the registration.

             (k) If the Common Stock is then listed on a national securities exchange or reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), use reasonable efforts to cause the Registrable Securities to be listed on such exchange or reported on Nasdaq. If the Common Stock is not then listed on a national securities exchange or reported on Nasdaq, use reasonable efforts to facilitate the reporting of the Common Stock on Nasdaq.

             (l) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as WISRS or any underwriters may reasonably request.

             (m) Take other reasonable actions necessary to expedite and facilitate disposition by WISRS of the Registrable Securities pursuant to the Registration Statement.

        4. Furnish Information. It shall be a condition precedent to the obligations of SyQuest to take any action pursuant to this Agreement that WISRS shall furnish to SyQuest at such time as SyQuest shall reasonably request such information regarding itself, the Registrable Securities, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as SyQuest may reasonably request and as may be required by applicable law. All such information furnished to SyQuest by WISRS shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        5. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for SyQuest shall be borne by SyQuest.

        6.   Indemnification.

             (a) To the extent permitted by law, SyQuest will indemnify and hold harmless WISRS, each person, if any, who controls WISRS, any underwriter (as defined in the Securities Act) for WISRS and each person, if any, who controls any such underwriter within the meaning of the 1934 Act, against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect


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thereof)  arise  out of or are  based  upon  any  of the  following  statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated by reference therein; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) any violation or alleged violation by SyQuest of the Securities Act, the 1934 Act or any state securities law; and SyQuest will reimburse WISRS, such underwriters or such controlling persons, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this subsection 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of SyQuest, which consent shall not be unreasonably withheld, nor shall SyQuest be liable in any such case for any such loss, claim, damage, liability, action or proceeding to the extent that it arises out of or is based upon or occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by WISRS or any such officer, director, underwriter or controlling person of WISRS. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of WISRS or any such officer, director, underwriter or controlling person.

             (b) To the extent permitted by law, WISRS will indemnify and hold harmless SyQuest, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls SyQuest within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any person who controls such holder or underwriter, against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon or occurs in reliance upon and in conformity with written information furnished by WISRS expressly for use in connection with such registration; and WISRS will reimburse promptly, as such expenses are incurred, any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this subsection 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of WISRS, which consent shall not be unreasonably withheld; and provided further, that WISRS shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to WISRS as a result of the sale of Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SyQuest or any such officer, director, underwriter or controlling person.

             (c)  Promptly  after  receipt by an  indemnified  party  under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests

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between such indemnified  party and any other party  represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

             (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 6, (ii) no shareholder selling securities under the Regulation Statement guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        7. Assignment of Registration Rights. The rights to have SyQuest register Registrable Securities pursuant to this Agreement may be assigned by WISRS to a transferee or assignee of all the Registrable Securities held by WISRS provided (i) SyQuest is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned (ii) the transfer occurs prior to filing the Registration Statement; and (iii) such transferee or assignee confirms the representations and warranties of WISRS in the Settlement Agreement and the Debenture and agrees to be bound by the terms thereof and provided further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term WISRS as used in this Agreement shall include permitted assignees.

        8. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of SyQuest and WISRS. Any amendment or waiver effected in accordance with this paragraph shall be binding upon WISRS and SyQuest.

        9. Termination of Registration Rights. SyQuest's obligations pursuant to Sections 2 and 3 of this Agreement shall terminate on the Expiration Date.

        10. Miscellaneous.

             (a) All notices hereunder shall be in writing and shall be given to
the  respective  parties  by  U.S.  mail,   personal   delivery,   or  facsimile
transmission to their respective addresses as follows:

         If to SyQuest:    SyQuest Technology, Inc.


                                    47071 Bayside Parkway
                                    Fremont, California 94538
                                    Attention:  Michael C. Field, Esq.

                                    Telecopier:  (510) 226-4100

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         If to WISRS:               c/o Patrick Lam
                                    WISRS
                                    891 Maude Avenue
                                    Mountain View, CA  94043

                                    Telecopier:  (415) 964-7077

All such notices shall be deemed effective upon receipt.


             (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

             (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California as such laws are applied by California courts to agreements entered into and to be performed entirely in California by and between residents of California. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

             (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

             (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

             (f) Attorney Fees. In the event of litigation or other proceeding in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including without limitation reasonable attorney fees and expenses of investigation in connection with such litigation or proceeding.

                               SYQUEST TECHNOLOGY, INC.



                               By    /s/ John W. Luhtala
                                     --------------------------------
                               Title  Sr. Vice President and CFO
                                     --------------------------------

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                               WISRS (MALAYSIA) SDN. BHD.



                               By /s/ Lawrence Tan
                                  --------------------------------------
                               Title Vice President, On behalf of WISRS
                                     -----------------------------------
                                     pursuant to the power of attorney
                                     -----------------------------------